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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                DECEMBER 6, 1999
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                Date of Report (Date of earliest event reported)


                           HEALTHEON/WEBMD CORPORATION
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             (Exact name of registrant as specified in its charter)


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                 DELAWARE                                  0-24975                               94-3236644
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      (State or other jurisdiction of             (Commission File Number)          (I.R.S. Employer Identification No.)
              incorporation)
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                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
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          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
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              (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)


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         ITEM 5.  OTHER EVENTS

         On December 6, 1999, Registrant entered into a Master Strategic Alliance Agreement (the "Master Strategic Alliance Agreement") with The News Corporation Limited, a South Australia, Australia corporation ("News Corp"), and Fox Entertainment Group, Inc., a Delaware corporation ("Fox") which is controlled through certain intermediaries by News Corp. The Master Strategic Alliance Agreement provides for the transactions described herein.

         The Registrant, through its wholly owned subsidiary Healtheon/WebMD Cable Corporation, a Delaware corporation ("H/W Cable Sub"), will acquire a 50% member interest in The Health Network LLC, a Delaware limited liability company ("Health Network"). Health Network will be formed prior to the purchase of such interest by AHN/FIT Cable, LLC, a Delaware limited liability company ("AHN/FIT Cable") 50% owned and managed through certain intermediaries by Fox. AHN/FIT Cable, which will contribute all of its assets (other than cash), subject to all of its liabilities (other than loans from its members), to Health Network, is principally engaged in the development, production and distribution of The Health Network cable television channel.

         The Registrant, through its wholly owned subsidiary Healtheon/WebMD Internet Corporation, a Delaware corporation ("H/W Internet Sub"), will acquire a 50% member interest in H/W Health & Fitness LLC, a Delaware limited liability company ("H/W Health & Fitness"), and an option to purchase the remaining 50% member interest for $1.00. H/W Health & Fitness will be formed prior to the purchase of such interest by AHN/FIT Internet, LLC, a Delaware limited liability company ("AHN/FIT Internet") 50% owned and managed through certain intermediaries by Fox. AHN/FIT Internet, which will contribute all of its assets (other than cash and an Internet search engine), subject to all of its liabilities (other than loans from its members), to H/W Health & Fitness, has developed an Internet site devoted exclusively to health and fitness programming.

         Registrant will acquire $400 million of media services (the "Media Services") across the various media owned by News Corp and its affiliates throughout the world. Registrant intends to utilize the Media Services in the United States. The Media Services will be provided to the Registrant over a ten year period.

         News Corp will grant Registrant a royalty-free license for use of its health-related content, including news feeds (the "News Corp License"), the initial term of which will be five years.

         Registrant will issue an aggregate of 155,951 shares of its Series A Preferred Stock with a face amount of $5,000 per share (the "Series A Preferred Stock") to News Corp and certain of its affiliates in consideration for (i) the acquisition of the 50% member interest in Health Network, (ii) the acquisition of the 50% member interest in H/W Health & Fitness and option to acquire the balance for $1.00, (iii) the Media Services, and (iv) the News Corp License. In addition, Fox will purchase 2,000,000 shares of Registrant's common stock for an aggregate purchase price of $100 million in cash. The Series A Preferred Stock will have a quarterly dividend at a per annum rate of 10.5% of



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the face amount payable in additional shares of Series A Preferred Stock. The
Series A Preferred Stock (including the shares issued in payment of the dividend) will be automatically converted on the third anniversary of its issuance (or earlier upon the occurrence of certain events) into common stock at the rate of 100 shares of common stock for each share of Series A Preferred Stock. Assuming conversion on the third anniversary of all of the shares of Series A Preferred Stock (including all shares issuable as dividends), the holders will receive 21,282,645 shares of the Registrant's common stock.

         Registrant will grant News Corp a license for use of its health-related content, including news feeds (the "H/W License"), the initial term of which will be five years. During the initial five year term of the H/W License, News Corp will pay Registrant royalties of $12.5 million per year. News Corp may elect to extend the H/W License for an additional five year term if News Corp also agrees to extend the News Corp License for an additional five year term; Registrant may elect to extend the News Corp License for an additional five year term if Registrant also agrees to extend the H/W License for an additional five year term. If both the H/W License and the News Corp License are extended for an additional five year term, neither Registrant nor News Corp will pay royalties with respect thereto.

         Registrant and News Corp will form WebMD International LLC, a Delaware limited liability company ("WebMD International"). WebMD International will provide all services necessary or appropriate to providing online healthcare and medical information services and health and fitness programming throughout the world (other than in the United States and Japan). A wholly owned subsidiary of Registrant will contribute to WebMD International a royalty-free perpetual license to use Registrant's trademark rights in exchange for a 50% member interest in WebMD International. A wholly owned subsidiary of News Corp will contribute $100 million in cash to WebMD International in exchange for a 50% member interest in WebMD International. Satellite Television Asian Region Ltd., an international business company incorporated under the laws of the British Virgin Islands which is controlled through certain intermediaries by News Corp and which offers television services reaching viewers across Asia, India and the Middle East through its STAR TV Network, will provide to or procure for WebMD International $300 million of media services across the various media owned by News Corp and its affiliates throughout the world (other than in the United States and Japan). Such media services will be provided over a ten year period. Registrant will also provide to WebMD International a royalty-free perpetual license to use its content.

         The closing of the transactions contemplated by the Master Strategic Alliance Agreement is subject to a number of conditions, including the expiration or early termination of all applicable waiting periods under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and other conditions customary in transactions of this nature.

         The foregoing summary is qualified in its entirety by reference to the Master Strategic Alliance Agreement, which is attached hereto as Exhibit 2.1.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibits are filed herewith:

         2.1 Master Strategic Alliance Agreement dated as of December 6, 1999 among Healtheon/WebMD Corporation, The News Corporation Limited, and Fox Entertainment Group, Inc.*

         99.1 Text of Press Release, dated December 6, 1999, titled "News Corporation and Healtheon/WebMD Form $1 Billion Plus Exclusive Global Partnership"

         * Certain exhibits to, and schedules delivered in connection with, the Master Strategic Alliance Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Healtheon/WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HEALTHEON/WEBMD CORPORATION

Dated: December 6, 1999                      By /s/ W. Michael Heekin
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                                                W. Michael Heekin
                                                Executive Vice President



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                                  EXHIBIT INDEX

2.1 Master Strategic Alliance Agreement dated as of December 6, 1999 among Healtheon/WebMD Corporation, The News Corporation Limited, and Fox Entertainment Group, Inc.

99.1 Text of Press Release, dated December 6, 1999, titled "News Corporation and Healtheon/WebMD Form $1 Billion Plus Exclusive Global Partnership"







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